UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement

As previously disclosed, on March 5, 2025, Interactive Strength Inc. (the “Company”) issued Pillsbury Winthrop Shaw Pittman LLP (the “Seller”) an unsecured promissory note in the principal amount of $3,958,985.85 (the “Settlement Note”) to settle invoices for legal services that the Seller previously provided to the Company.

As of November 7, 2025, the outstanding principal amount of the Settlement Note was $4,292,274.40.

On November 7, 2025, the Seller and an investor (the “Buyer”) entered into that certain Note Sale and Assignment Agreement, pursuant to which the Seller sold to the Buyer $2,146,137.20 of the $4,292,274.40 owed under the Settlement Note, following which the Buyer was issued an unsecured promissory note in the principal amount of $2,146,137.20 (the “New Note”).

As of December 29, 2025, the outstanding principal amount of the New Note was $2,146,137.20.

On December 29, 2025, the Company and the Buyer entered into that certain Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company and the Buyer agreed to reduce the principal amount of the New Note by $225,000 in exchange for the issuance of 150,000 shares (the “Exchange Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at a price per Exchange Share of $1.50. The Exchange Shares will not contain a restrictive legend under the Securities Act of 1933, as amended (the “Securities Act”). As a result of this transaction, the outstanding principal amount of the New Note is $1,921,137.20.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Incremental Warrant Exercise

As previously disclosed, on January 28, 2025, the Company entered into that certain securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”). Pursuant to the Purchase Agreement, among other securities sold as disclosed in the Current Report on Form 8-K filed on February 3, 2025 (the “February 3rd , 8-K”), as amended by an Current Report on Form 8-K/A filed on March 7, 2025 (the “March 7th8-K/A”), the Company sold and the Investor agreed to purchase, Class A incremental warrants (the “Class A Incremental Warrants”) to purchase (a) senior secured convertible notes (the “Class A Incremental Notes”) in the aggregate principal amount of $13,000,000 and (b) warrants (the “Class A Incremental Common Warrants”) to purchase an aggregate of 269,710 (giving effect to the June 27, 2025 1 for 10 reverse stock split (the “Reverse Split”)) shares of Common Stock.

As previously disclosed, on seven different dates from March 11, 2025 through December 17, 2025, the Investor elected to exercise Class A Incremental Warrants to purchase Class A Incremental Notes for a total principal amount of $10,935,000 and, as a result, was issued Class A Incremental Common Warrants to purchase an aggregate of 1,037,436 shares of Common Stock (in the case of the March 11th exercise, giving effect to the Reverse Split).

On December 30, 2025, the Investor elected to exercise Class A Incremental Warrants (the “Warrant Exercise”) to purchase a Class A Incremental Note for a principal amount of $222,000 (the “Class A Incremental Note”) and, as a result, was issued Class A Incremental Common Warrants to purchase an aggregate of 93,277 shares of Common Stock.

Description of the Class A Incremental Note

The maturity date of the Class A Incremental Note issued pursuant to the Warrant Exercise is December 30, 2026 (the “Maturity Date”).

The Class A Incremental Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) 110% of the sum of (i) the portion of the principal amount of the Class A Incremental Note to be converted or redeemed, (ii) accrued and unpaid Interest with respect to such principal amount of the Class A Incremental Note, (iii) the Make-Whole Amount (as defined in the Class A Incremental Note), (iv) accrued and unpaid Late Charges (as defined in the Class A Incremental Note) with respect to such principal amount of the Note, Make-Whole Amount and Interest, and (v) any other unpaid amounts pursuant to the transaction documents, if any, divided by (y) a conversion price of $1.309 per share, subject to adjustment as provided in the Class A Incremental Note (such shares, the “Class A Incremental Note Conversion Shares”).

The Class A Incremental Note is also convertible (each, an “Alternate Conversion”) into shares of Common Stock at a conversion rate equal to the quotient of (x) the conversion amount, divided by (y) the Alternate Conversion Price (as defined below); provided, that if an event of default has occurred and is continuing, the Class A Incremental Note is convertible at a conversion rate equal to the quotient of (x) 110% of the Conversion Amount, divided by (y) the Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (i) the applicable conversion price as in effect on the date of the Alternate Conversion, and (ii) the greater of (A) 118%, or, if an event of default has occurred and is continuing, 85%, of the lowest VWAP of the Common Stock during the ten consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice, and (B) a floor price of $0.238.

Description of the Class A Incremental Common Warrants

The Class A Incremental Common Warrants are exercisable for shares of Common Stock at a price of $2.011 per share (the “Class A Incremental Common Warrant Exercise Price”). The Class A Incremental Common Warrants issued pursuant to the Warrant Exercise may be exercised during the period commencing December 30, 2025 and ending December 30, 2032. The Class A Incremental Common Warrant Exercise Price is subject to customary adjustments for stock dividends, stock splits, issuances of additional shares of Common Stock and the like.

Pursuant to the terms of the Class A Incremental Note and the Class A Incremental Common Warrants, the Company shall not affect the conversion of any portion of the Class A Incremental Note or exercise of the Class A Incremental Common Warrants, to the extent that after giving effect to such conversion or exercise, as applicable, the Investor would beneficially own in excess of 4.99% (or, at the option of the Investor, 9.99%) of the shares of Common Stock outstanding immediately after giving effect to such conversion. On March 11, 2025, the Company obtained stockholder approval to issue up to (a) 10,242,324 shares of Common Stock (giving effect to the Reverse Split) pursuant to conversions of Class A Incremental Notes and (b) 684,647 shares of Common Stock (giving effect to the Reverse Split) pursuant to exercises of Class A Incremental Common Warrants.

The form of the Class A Incremental Warrant was filed as Exhibit 4.3 to the February 3, 8-K. The form of the Class A Incremental Note was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 23, 2025. The Class A Incremental Common Warrants have substantially the same form as the warrants to purchase up to an aggregate of 67,427 shares of Common Stock (giving effect to the Reverse Split) issued by the Company on January 28, 2025 which was filed as Exhibit 4.1 to the March 7, 8-K/A.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Class A Incremental Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Class A Incremental Note and the Class A Incremental Common Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder or, in the event of an issuance of the Class A Incremental Note Conversion Shares or the shares of Common Stock underlying the Class A Incremental Common Warrants on a cashless basis, pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

The Investor is an “accredited investor” as that term is defined in Rule 501 under the Securities Act. The securities described in this Current Report on Form 8-K have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The issuance of the Exchange Shares of the Company’s Common Stock in exchange for a reduction in the principal amount of the New Note was made by the Company pursuant to the exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange.

Following the issuance of the Exchange Shares and other unregistered share issuances, as of January 5, 2026, the Company had 3,046,762 shares of Common Stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Exchange Agreement, dated as of December 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	January 5, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)